                                                                   Exhibit 10.10

                         AMENDMENT NO. 3 TO AMENDED AND
                          RESTATED EMPLOYMENT AGREEMENT

         THIS AGREEMENT is made as of the 24th day of March, 2003 (the "Amendment") by and between BUCA, Inc., a Minnesota corporation (the "Company"), and Joseph P. Micatrotto (the "Employee").

         WHEREAS, the Company and Employee entered into an Amended and Restated Employment Agreement dated as of February 17, 1999 (as amended to the date hereof, the "Employment Agreement"); and

         WHEREAS, the Company and Employee desire to make certain modifications to the Employment Agreement.

         NOW THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties hereto agree as follows:

         1. Section 1 of the Employment Agreement is hereby amended by replacing the date "December 31, 2004" in the first sentence with the date "December 31, 2005."

         2. Section 3 of the Employment Agreement is hereby amended by deleting, in its entirety, the table contained therein and replacing it with the following:

                              Period                             Annual Salary
                              ------                             -------------

               January 1, 2000 to December 31, 2000                 $335,000
               January 1, 2001 to December 31, 2001                 $375,000
               January 1, 2002 to December 31, 2002                 $400,000
               January 1, 2003 to December 31, 2003                 $500,000
               January 1, 2004 to December 31, 2004                 $525,000
               January 1, 2005 to December 31, 2005                 $550,000


         3. Section 4 of the Employment Agreement is hereby amended by deleting the second sentence thereof, and replacing it with the following sentence: "For the years ended December 31, 2000, 2001, 2002, 2003, 2004 and 2005, the maximum percentage of such incentive compensation shall be 35%, 35%, 40%, 50%, 55% and 60%, respectively."

         4. Except as is explicitly inconsistent, modified, supplemented or amended by the express terms hereof, the Employment Agreement shall remain in full force and effect.

         5. This Amendment No. 3 to the Employment Agreement shall be governed by, and construed under the laws of the State of Minnesota applied to agreements made and to be performed in the State of Minnesota without regard to the conflict of laws principles thereof. This Amendment may be executed in counterparts, each of which shall be deemed an original, but each of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        BUCA, INC.


                                        By:  /s/ Greg A. Gadel
                                             ----------------------------------
                                             Its:  Executive Vice President,
                                                   ----------------------------
                                                   Chief Financial Officer,
                                                   ----------------------------
                                                   Secretary and Treasurer
                                                   ----------------------------

                                        /s/ Joseph P. Micatrotto
                                        ---------------------------------------
                                        Joseph P. Micatrotto